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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

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                                     FORM 8-K/A


                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):      December 8, 1998



                            CADENCE DESIGN SYSTEMS, INC.

                (Exact Name of Registrant as Specified in  Charter)





          DELAWARE                   1-10606                    77-0148231
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation )             Number)              Identification Number)


                            2655 SEELY ROAD, BUILDING 5
                            SAN JOSE, CALIFORNIA 95134
                (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code:    (408) 943-1234



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ITEM 5.   OTHER EVENTS.

      On December 16, 1998, Cadence Design Systems, Inc. (the "Registrant") and Quickturn Design Systems, Inc. ("Quickturn") amended their Agreement and Plan of Merger (the "Merger Agreement") dated as of December 8, 1998 to correct a typographical error.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   EXHIBITS

      Exhibit No.              Description
      -----------              -----------
          2.1                  Amendment No. 1 dated as of December 16, 1998
                               to Agreement and Plan of Merger, dated as of
                               December 8, 1998, by and among the Registrant,
                               CDSI Acquisition, Inc. and Quickturn Design
                               Systems, Inc. and all Exhibits thereto.

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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 21, 1998.

                                 CADENCE DESIGN SYSTEMS, INC.

                                 By:  /s/R. L. Smith McKeithen
                                     ---------------------------------
                                      R.L. Smith McKeithen
                                      Senior Vice President and General Counsel


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                                   EXHIBIT INDEX

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.     DOCUMENT                                                PAGE
-----------     ----------------------------------------------      ------------
Exhibit 2.1     Amendment No. 1 dated as of December 16, 1998,
                to Agreement and Plan of Merger, dated as of
                December 8, 1998, by and among the Registrant,
                CDSI Acquisition, Inc. and Quickturn Design
                Systems, Inc. and Exhibits thereto.